UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

FTAC ZEUS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41082	85-4260524
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ZINGU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	ZING	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	ZINGW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On December 13, 2022, FTAC Zeus Acquisition Corp. (the “Company”)  issued a press release announcing that the special meeting of its stockholders (the “Special Meeting”) scheduled for Wednesday, December 14, 2022, is being postponed to Wednesday, December 21, 2022.  The Company decided to postpone the Special Meeting in light of the amount of redemption requests it received in connection with the meeting.  The Company does not anticipate proceeding with the Special Meeting or the proposals to be voted on therein if the related redemption requests would result in the Company’s trust account having a remaining balance less than approximately $125 million.

At the Special Meeting, stockholders will be asked to vote on the following proposals: (1) a proposal to approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to provide the Company’s Board of Directors (the “Board”) with the right to accelerate the date by which the Company must consummate an initial business combination from May 23, 2023 (or by August 23, 2023 if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination, but has not completed such business combination, by May 23, 2023) (the “Original Termination Date”), to such earlier date as determined by the Board (such date, the “Amended Termination Date”); provided that such date cannot be earlier than sixty (60) days before the Original Termination Date (the “Charter Amendment”) (the “Charter Amendment Proposal”); (2) a proposal to approve an amendment to the Investment Management Trust Agreement dated November 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to allow the trustee to liquidate the trust account (the “Trust Account”) established in connection with the Company’s initial public offering at such earlier time as may be determined by the Company as set forth in the Charter Amendment (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Proposals”); and (3) a proposal to approve the adjournment of the Special Meeting to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the Charter Amendment Proposal and Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Proposals.

As a result of this change, the Special Meeting will now be held at 11:00 a.m., Eastern Time, on Wednesday, December 21, 2022, via a virtual meeting link at https://www.cstproxy.com/ftaczeus/2022. Also, as a result of this change, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Proposals to Monday, December 19, 2022.

The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of the Company’s Class A common stock and Class B common stock as of the close of business on November 8, 2022, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Such forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "trend," "will," "continue," "expect," "intend," "anticipate," "estimate," "believe," "look forward" or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual actions and results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results include, but are not limited to, those discussed under the heading "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition" in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 16, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, ZING.info@investor.morrowsodali.com.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022	FTAC ZEUS ACQUISITION CORP.

	By:	/s/ Ryan M. Gilbert
	Name:	Ryan M. Gilbert
	Title:	President and Chief Executive Officer

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